UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 29, 2013

PepsiCo, Inc.

(Exact Name of Registrant as Specified in Charter)

North Carolina	1-1183	13-1584302
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Anderson Hill Road

Purchase, New York 10577

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (914) 253-2000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

In advance of the Sanford Bernstein Strategic Decisions Conference today, PepsiCo, Inc. (“PepsiCo” or the “Company”) expressed confidence in achieving its long-term financial objectives and affirmed its 2013 guidance.

The Company also stated that it expects to continue to generate significant productivity savings beyond its current productivity program and remains focused on cash returns to shareholders.

Long-term Objectives

The Company targets mid-single-digit organic revenue growth; core constant currency operating profit growth of 6 to 7 percent; and high-single-digit core constant currency EPS growth.1

2013 Guidance

The Company expects 7 percent core constant currency EPS growth versus its fiscal 2012 core EPS of $4.10. Based on the current foreign exchange market consensus, the Company expects that foreign exchange translation will have an unfavorable impact of approximately 1 percentage point on the Company’s full-year core EPS performance in 2013. Excluding the impact of structural changes and foreign exchange translation, organic revenue is expected to grow mid-single digits, consistent with the Company’s long-term targets. The impacts of structural changes, principally beverage refranchisings, are expected to reduce organic revenue growth by approximately 1 percentage point for the full year.

For 2013, the Company expects low-single-digit commodity inflation and productivity savings of approximately $900 million. The Company also expects advertising and marketing expense to increase at or above the rate of net revenue growth. Below the operating profit line, the Company expects higher interest expense driven by increased debt balances and a core effective tax rate of approximately 27 percent.

The Company is targeting over $9 billion in cash flow from operating activities and more than $7 billion in management operating cash flow (excluding certain items) in 2013. Net capital spending is expected to be approximately $3 billion in 2013, within the Company’s long-term capital spending target of less than or equal to 5 percent of net revenue.

The Company expects to return a total of $6.4 billion to shareholders in 2013 through dividends of approximately $3.4 billion and share repurchases of approximately $3.0 billion.

[1]	Please refer to the Glossary for the definitions of Non-GAAP financial measures including organic, core and constant currency.

About PepsiCo

PepsiCo is a global food and beverage leader with net revenues of more than $65 billion and a product portfolio that includes 22 brands that generate more than $1 billion each in annual retail sales. Our main businesses – Quaker, Tropicana, Gatorade, Frito-Lay and Pepsi-Cola – make hundreds of enjoyable foods and beverages that are loved throughout the world. PepsiCo’s people are united by our unique commitment to sustainable growth by investing in a healthier future for people and our planet, which we believe also means a more successful future for PepsiCo. We call this commitment Performance with Purpose: PepsiCo’s promise to provide a wide range of foods and beverages from treats to healthy eats; to find innovative ways to minimize our impact on the environment by conserving energy and water and reducing packaging volume; to provide a great workplace for our associates; and to respect, support and invest in the local communities where we operate. For more information, please visit www.pepsico.com.

Cautionary Statement

Statements in this communication that are “forward-looking statements,” including statements about PepsiCo’s 2013 guidance and long-term targets, are based on currently available information, operating plans and projections about future events and trends. Terminology such as “believe,” “expect,” “intend,” “estimate,” “project,” “anticipate,” “will,” “expressed confidence,” “position,” or similar statements or variations of such terms are intended to identify forward-looking statements, although not all forward-looking statements contain such terms. Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from those predicted in such forward-looking statements. Such risks and uncertainties include, but are not limited to: changes in demand for PepsiCo’s products, as a result of changes in consumer preferences and tastes or otherwise; changes in the legal and regulatory environment; PepsiCo’s ability to compete effectively; PepsiCo’s ability to grow its business in emerging and developing markets or unstable political conditions, civil unrest or other developments and risks in the markets where PepsiCo’s products are sold; unfavorable economic conditions in the countries in which PepsiCo operates; increased costs, disruption of supply or shortages of raw materials and other supplies; failure to realize anticipated benefits from PepsiCo’s productivity plan or global operating model; disruption of PepsiCo’s supply chain; damage to PepsiCo’s reputation; failure to successfully complete or integrate acquisitions and joint ventures into PepsiCo’s existing operations or to complete or manage divestitures or refranchisings; PepsiCo’s ability to hire or retain key employees or a highly skilled and diverse workforce; trade consolidation or the loss of any key customer; any downgrade or potential downgrade of PepsiCo’s credit ratings; PepsiCo’s ability to build and sustain proper information technology infrastructure, successfully implement its ongoing business transformation initiative or outsource certain functions effectively; fluctuations in foreign exchange rates; climate change, or legal, regulatory or market measures to address climate change; failure to successfully renew collective bargaining agreements or strikes or work stoppages; any infringement of or challenge to PepsiCo’s intellectual property rights; and potential liabilities and costs from litigation or legal proceedings.

For additional information on these and other factors that could cause PepsiCo’s actual results to materially differ from those set forth herein, please see PepsiCo’s filings with the Securities and Exchange Commission, including its most recent annual report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. Investors are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made. PepsiCo undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Glossary

Core: Core results are non-GAAP financial measures which exclude certain items from our historical results. In 2013, core results exclude the commodity mark-to-market net impact included in corporate unallocated expenses, merger and integration charges in connection with our acquisition of Wimm-Bill-Dann Foods OJSC (WBD), restructuring and impairment charges and a charge related to the Venezuela currency devaluation. In 2012, core results exclude the commodity mark-to-market net impact included in corporate unallocated expenses, merger and integration charges in connection with our acquisition of WBD, restructuring and impairment charges, restructuring and other charges related to the transaction with Tingyi Cayman Islands Holding Corp. (Tingyi), a pension lump sum settlement charge and a tax benefit related to a tax court decision. See “Reconciliation of GAAP and Non-GAAP Information” for additional information.

Constant currency: Financial results assuming constant foreign currency exchange rates used for translation based on the rates in effect for the comparable prior-year period. In order to compute our constant currency results, we multiply or divide, as appropriate, our current year U.S. dollar results by the current year average foreign exchange rates and then multiply or divide, as appropriate, those amounts by the prior year average foreign exchange rates.

Management operating cash flow: Net cash provided by operating activities less capital spending plus sales of property, plant and equipment. See “Reconciliation of GAAP and Non-GAAP Information” for additional information.

Management operating cash flow, excluding certain items: Management operating cash flow, excluding: (1) discretionary pension and retiree medical contributions, (2) merger and integration payments in connection with the Pepsi Bottling Group, Inc., PepsiAmericas, Inc. and WBD acquisitions, (3) restructuring payments, (4) capital investments related to the bottling integration, (5) capital investments related to the Company’s multi-year productivity plan (Productivity Plan), (6) payments for restructuring and other charges related to the transaction with Tingyi and (7) the tax impacts associated with each of these items, as applicable. This non-GAAP financial measure is our primary measure used to monitor cash flow performance. See “Reconciliation of GAAP and Non-GAAP Information” for additional information.

Mark-to-market gain or loss or net impact: Change in market value for commodity contracts that we purchase to mitigate the volatility in costs of energy and raw materials that we consume. The market value is determined based on average prices on national exchanges and recently reported transactions in the marketplace.

Net capital spending: Capital spending less cash proceeds from sales of property, plant and equipment.

Organic: A measure that adjusts for impacts of acquisitions, divestitures and other structural changes and foreign exchange translation. In excluding the impact of foreign exchange translation, we assume constant foreign exchange rates used for translation based on the rates in effect for the comparable prior-year period. See the definition of “Constant currency” for additional information.

Reconciliation of GAAP and Non-GAAP Information (unaudited)

Core results, core constant currency results and organic results are non-GAAP financial measures as they exclude certain items noted below. However, we believe investors should consider these measures as they are more indicative of our ongoing performance and reflect how management evaluates our operational results and trends.

Commodity mark-to-market net impact

In the year ended December 29, 2012, we recognized $65 million of mark-to-market net gains on commodity hedges in corporate unallocated expenses. We centrally manage commodity derivatives on behalf of our divisions. These commodity derivatives include agricultural products, metals and energy. Certain of these commodity derivatives do not qualify for hedge accounting treatment and are marked to market with the resulting gains and losses recognized in corporate unallocated expenses. These gains and losses are subsequently reflected in division results when the divisions recognize the cost of the underlying commodity in net income.

Merger and integration charges

In the year ended December 29, 2012, we incurred merger and integration charges of $16 million related to our acquisition of WBD, including $11 million recorded in the Europe segment and $5 million recorded in interest expense.

Restructuring and impairment charges

In the year ended December 29, 2012, we incurred restructuring charges of $279 million in conjunction with our Productivity Plan, including $38 million recorded in the Frito-Lay North America segment, $9 million recorded in the Quaker Foods North America segment, $50 million recorded in the Latin America Foods segment, $102 million recorded in the PepsiCo Americas Beverages segment, $42 million recorded in the Europe segment, $28 million recorded in the Asia, Middle East & Africa (AMEA) segment and $10 million recorded in corporate unallocated expenses. The Productivity Plan includes actions in every aspect of our business that we believe will strengthen our complementary food, snack and beverage businesses by leveraging new technologies and processes across PepsiCo’s operations, go-to-market and information systems; heightening the focus on best practice sharing across the globe; consolidating manufacturing, warehouse and sales facilities; and implementing simplified organization structures, with wider spans of control and fewer layers of management.

Restructuring and other charges related to the transaction with Tingyi

In the year ended December 29, 2012, we recorded restructuring and other charges of $150 million in the AMEA segment related to the transaction with Tingyi.

Pension lump sum settlement charge

In the year ended December 29, 2012, we recorded a pension lump sum settlement charge of $195 million.

Tax benefit related to tax court decision

In the year ended December 29, 2012, we recognized a non-cash tax benefit of $217 million associated with a favorable tax court decision related to the classification of financial instruments.

Management operating cash flow (excluding certain items)

Additionally, management operating cash flow (excluding the items noted in the Net Cash Provided by Operating Activities Reconciliation table) is the primary measure management uses to monitor cash flow performance. This is not a measure defined by GAAP. Since net capital spending is essential to our product innovation initiatives and maintaining our operational capabilities, we believe that it is a recurring and necessary use of cash. As such, we believe investors should also consider net capital spending when evaluating our cash from operating activities. Additionally, we consider certain other items (included in the Net Cash Provided by Operating Activities Reconciliation table) in evaluating management operating cash flow which we believe investors should consider in evaluating our management operating cash flow results.

2013 guidance and long-term targets

Our 2013 core tax rate guidance and our 2013 and long-term core constant currency operating profit and EPS guidance exclude the commodity mark-to-market net impact included in corporate unallocated expenses, merger and integration charges in connection with our acquisition of WBD, restructuring and impairment charges and charges related to the Venezuela currency devaluation. Our 2013 and long-term organic revenue guidance excludes the impact of acquisitions, divestitures and other structural changes. In addition, our 2013 and long-term organic revenue guidance and our 2013 and long-term core constant currency operating profit and EPS guidance exclude the impact of foreign exchange. We are not able to reconcile our full-year projected 2013 core tax rate guidance to our full-year projected 2013 reported tax rate or our 2013 and long-term core constant currency operating profit and EPS guidance to our full-year projected 2013 and long-term reported operating profit and EPS growth because we are unable to predict the 2013 and long-term impact of foreign exchange or the mark-to-market net impact on commodity hedges due to the unpredictability of future changes in foreign exchange rates and commodity prices. In addition, we are unable to reconcile our full-year projected 2013 and long-term organic revenue guidance to our full-year projected and long-term 2013 reported net revenue growth because we are unable to predict the 2013 and long-term impact of foreign exchange due to the unpredictability of future changes in foreign exchange rates. Therefore, we are unable to provide a reconciliation of these measures.

Diluted EPS Reconciliation

Year Ended 12/29/12
Reported Diluted EPS	$3.92
Commodity Mark-to-Market Net Impact	(0.03)
Merger and Integration Charges	0.01
Restructuring and Impairment Charges	0.14
Restructuring and Other Charges Related to the Transaction With Tingyi	0.11
Pension Lump Sum Settlement Charge	0.08
Tax Benefit Related to Tax Court Decision	(0.14)

Core Diluted EPS	$4.10 *

*	Does not sum due to rounding

Net Cash Provided by Operating Activities Reconciliation (in billions)

	2013 Guidance
Net Cash Provided by Operating Activities	~$	9
Net Capital Spending		~(3)

Management Operating Cash Flow		~6
Certain Other Items(a)		~1

Management Operating Cash Flow Excluding Certain Other Items	~$	7

(a)

Certain other items include discretionary pension and retiree medical contributions, merger and integration payments, payments related to restructuring charges, capital investments related to the bottling integration, capital investments related to the Productivity Plan and payments related to tax settlements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEPSICO, INC.

Date: May 29, 2013	By:	/s/ Kelly Mahon Tullier
	Name:	Kelly Mahon Tullier
	Title:	Senior Vice President, Deputy General Counsel